PROJECT PROFILE
Mary Ellen McCormack – Building A Boston, MA

PROJECT DESCRIPTION

The AFL-CIO Housing Investment Trust is helping to finance the $108.4 million redevelopment of Mary Ellen McCormack - Building A located in Boston, MA. Building A’s 94 units mark the first phase of a larger, multi-phase redevelopment plan of a 31-acre site. This redevelopment is designed to transform the area into a sprawling mixed-use, mixed-income community. Owned by the Boston Housing Authority, Mary Ellen McCormack was originally built in 1938 and is one of the oldest and largest public housing developments in New England.

Building A is designed to be both Passive House and ENERGY STAR Multifamily New Construction certified, and to exceed the Executive Office of Housing and Livable Communities’ (EOHLC) Emphasis on Green, Sustainable, and Climate Resilient Design and Enhanced Accessibility standards. Building A will also seek LEED Gold certification. The all-affordable development is located next to the 58-acre waterfront Moakley Park, with easy access to transit and a variety of nearby retail and hospitality services.

HIT ROLE	The HIT provided $24.6 million in financing for Mary Ellen McCormack – Building A through the purchase of Massachusetts Housing Finance Agency Housing Bonds. Under the Massachusetts Housing Initiative, launched in 2007, the HIT has financed 43 projects in the Commonwealth.
PARTNERS	MassHousing
SOCIAL IMPACT	Once completed, all units in Building A will be subject to income restrictions with set-asides ranging from 30% to 80% of Area Median Income. Additionally, Building A’s many green features should translate to lower utility costs for residents and are intended to have a lower environmental impact.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $24.6 Million	Total Development Cost $108.4 Million	94 Units (100% affordable)	692,716 Hours of Union Construction Work Generated	$30.1 Million Tax revenue generated	$188.3 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of September 30, 2024. Economic impact data is in 2024 dollars and all other figures are nominal.

PROJECT PROFILE | Mary Ellen McCormack Building A – Boston, MA

“When HIT is invested in a project, we can breathe a sigh of relief knowing that it’s being built 100% union.”

- Lou Antonellis, Business Manager/Financial Secretary IBEW, Local 103

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of 40 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

12/2024

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